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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of
Earliest Event Reported):  November 20, 1995
                           -----------------


                          SEQUUS Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-15847                94-3031834
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(State or other jurisdiction of       (Commission            (IRS Employer
Incorporation or organization)        File Number)          Identification
                                                                 Number)


          960 Hamilton Court
        Menlo Park, California                              94025
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone no., including area code:  (415) 323-9011
                                                  --------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 5  Other Events

        On November 20, 1995, the registrant issued the press release attached hereto as Exhibit 99.1, the text of which is incorporated herein by reference.

ITEM 7 Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             99.1       Press Release issued by the registrant
                        on November 20, 1995.


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 1995                      SEQUUS PHARMACEUTICALS, INC.


                                         By: /s/ L. Scott Minick
                                             -------------------------------
                                             L. Scott Minick, President and
                                             Chief Operating Officer


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                                 EXHIBIT INDEX


Exhibit
Number                 Description
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

99.1               Press Release issued by the registrant on November 20, 1995.



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